SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report:     May 14, 1997
(Date of earliest event reported)


                     Asset Securitization Corporation
     Commercial Mortgage Pass-Through Certificates, Series 1997-MDVII
          (Exact Name of registrant as specified in its charter)


 Delaware                     33-49370-03     13-3672337
(State or Other Juris-        (Commission    (I.R.S. Employer
diction of Incorporation)     File Number)   Identification Number)


Two World Financial Center, Building B, New York, New York  10281
(Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code: 212-667-9300



                  This Document contains exactly 4 Pages.
                      The Exhibit Index is on Page 4.

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ITEM 5.   OTHER EVENTS

           This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-MDVII issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, Pacific Mutual Life Insurance Company, as servicer and special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent.

          Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

          Pursuant to Section 3.22 of the Pooling and Servicing
Agreement, Servicer is filing this Current Report containing the May 14, 1997 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

          This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

          (c)  Exhibits
                         Item 601(a) of
                         Regulation S-K
          Exhibit No.    Exhibit No.         Description

          5.1            99                  Monthly distribution
                                             report pursuant to
                                             Section 4.02(a) dated
                                             May 14, 1997.




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     Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Date: May 21, 1997                 PACIFIC MUTUAL LIFE INSURANCE
                                   COMPANY, IN ITS CAPACITY AS
                                   SERVICER UNDER THE POOLING AND
                                   SERVICING AGREEMENT ON BEHALF OF
                                   ASSET SECURITIZATION
                                   CORPORATION, REGISTRANT


                                   By:  /s/ M. A. Curran
                                        Vice President

                                   By:  /s/ J. C. Stallings
                                        Assistant Secretary

                               EXHIBIT INDEX

                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.         Description

5.1                 99                  Monthly distribution
                                        report pursuant to
                                        Section 4.02(a) dated
                                        May 14, 1997.